                                                                  EXECUTION COPY

                           AMENDMENT NO. 4 AND WAIVER

        AMENDMENT NO. 4 AND WAIVER (this "AMENDMENT"), dated as of March 22, 2001, between ThermoView Industries, Inc. ("COMPANY") and GE Capital Equity Investments, Inc. ("GE CAPITAL").

                              W I T N E S S E T H:

        WHEREAS, Company and GE Capital are parties to that certain Securities Purchase Agreement, dated as of July 8, 1999 (as from time to time amended, restated, supplemented or otherwise modified, the "PURCHASE AGREEMENT", and unless the context otherwise requires or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Purchase Agreement); and

        WHEREAS, Company is in default under the Purchase Agreement in certain respects as of the date hereof, and Company requested a waiver of all defaults and Events of Default (as such term is defined in the Purchase Agreement) existing as of the date hereof, as well as amendments to the Purchase Agreement as more particularly described in this Amendment; and

        WHEREAS, GE Capital is willing to waive all defaults and Events of Default existing under the Purchase Agreement as of the date hereof, and to amend the Purchase Agreement as more particularly described in this Amendment upon the condition, among others, that Company execute and deliver this Amendment in favor of GE Capital; and

        WHEREAS, in consideration of the execution and delivery by Company of the Eighth Amendment to Loan Agreement and Amendment and Restatement of Note (the "EIGHTH AMENDMENT") among Company, each of its Subsidiaries listed therein, GE Capital and the Series B Lenders (as defined therein), GE Capital has agreed to cancel $6,250,000 of the principal amount of the original promissory note issued pursuant to the Purchase Agreement;

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and on the terms and subject to the conditions as hereinafter set forth, the parties hereto agree as follows:

        SECTION 1. AMENDMENTS TO THE PURCHASE AGREEMENT. Effective as of the Effective Date (as defined herein), the Purchase Agreement is amended as follows:

        1.1 By adding the following new definitions to Section 1 of the Purchase Agreement:

        ""DEFERRED INTEREST" shall have the meaning set forth in Section 2.6(a) hereof."

        "INDIVIDUAL GUARANTOR" means any of Richard E. Bowlds, Nelson E. Clemmens and Douglas I. Maxwell (collectively, together with their respective assignees, the "INDIVIDUAL GUARANTORS").

        "LIMITED GUARANTY" means that certain Limited Guaranty Agreement, dated as of April 14, 2000, among the Individual Guarantors, Company and its Subsidiaries, Stephen A. Hoffmann and PNC Bank.

        "SENIOR DEBT" shall mean all Indebtedness of Company and its Subsidiaries under the PNC Loan Agreement, as amended from time to time, and all refinancings thereof.

        1.2 By amending and restating the last sentence of Section 2.1(a) of the Purchase Agreement as follows:

        "The principal amount of the Note shall be equal to the sum of $4,350,000 PLUS the amount of any Deferred Interest and the maturity date thereof shall be April 30, 2004 (the "MATURITY DATE")."

        1.3 By amending and restating Section 2.3 of the Purchase Agreement as follows:

        "2.3 OPTIONAL REDEMPTION. The Note may be redeemed at Company's option, at any time on or after the date hereof as a whole or from time to time in part, upon not less than 30 days' written notice to Purchaser, together in the case of any such redemption with accrued and unpaid interest on the amount being redeemed through the date of redemption."

        1.4 By amending and restating Section 2.4(b) of the Purchase Agreement as follows:

        "(b) Upon the occurrence of a Change of Control, Purchaser may, by written notice to Company within sixty (60) days of the occurrence thereof, require Company to redeem all or a portion of the Note, together in the case of any such redemption with accrued and unpaid interest on the amount being redeemed through the date of redemption. Company shall give Purchaser written notice of the occurrence of a Change of Control within ten (10) days after the occurrence thereof."

        1.5 By adding a new paragraph (c) to the end of Section 2.4 as follows:

        "(c) Upon any payment to any Individual Guarantor or any Assignee of such Individual Guarantor in connection with the Limited Guaranty (each such payment, a "GUARANTY CLAIM PAYMENT"), Company shall prepay a portion of the principal of the Note held by Purchaser in an amount equal the same percentage of the Guaranty Claim Payment which has been so prepaid, together with accrued and unpaid interest thereon."

        1.6 By amending and restating Section 2.6(a) of the Purchase Agreement as follows:

        "(a) Company shall pay interest to Purchaser, quarterly in arrears on the last day of each March, June, September and December, commencing on June 30, 1999 (each, an "INTEREST PAYMENT DATE"), at a rate equal to 12% per annum, based on a year of 360 days for the actual number of days elapsed, and based on the amounts outstanding from time to time under the Note; PROVIDED, HOWEVER, that interest shall accrue but not be paid with respect to the period from April 1, 2001 through and including January 1, 2002 (the amount of interest that would otherwise have accrued except by reason of this PROVISO is referred to as "DEFERRED INTEREST") and such Deferred Interest shall be added to the principal amount of the Note on each Interest Payment Date. Commencing on March 31, 2002, interest on the Note shall be paid (inclusive of the principal amount thereof, including Deferred Interest) in cash on each Interest Payment Date."

        1.7 By amending and restating Section 5.1(h) of the Purchase Agreement in its entirety as follows:

                "(h) FINANCIAL COVENANTS.

                        (i) FREE CASH FLOW TO CASH INTEREST PAYMENTS. (i) Company will maintain a ratio of Free Cash Flow to Cash Interest Payments equal to or greater than as set forth below. Such ratio shall be determined on a rolling 4 quarter basis and measured to begin with the fiscal quarter ending on December 31, 2001 and as of each fiscal quarter thereafter through and including the fiscal quarter ending on June 30, 2004:

                      June 30, 2001                             1.75 to 1.00
                      September 30, 2001                        1.75 to 1.00
                      December 31, 2001                         1.75 to 1.00
                      March 31, 2002                            1.10 to 1.00
                      June 30, 2002                             1.75 to 1.00
                      and thereafter


                        (ii) FUNDED DEBT TO EBITDA RATIO. The ratio, calculated as of the end of each fiscal quarter of Company beginning December 31, 2001 (each a "CALCULATION DATE"), of the consolidated (and combined, if applicable) Funded Debt of Company as of each Calculation Date divided by the consolidated (and combined, if applicable) EBITDA for Company for the four (4) fiscal quarters of Company ending on the applicable Calculation Date shall not be greater than as set forth opposite each Calculation Date below:


                        December 31, 2001                      5.25 to 1.00
                         March 31, 2002                        5.25 to 1.00
                          June 30, 2002                        4.15 to 1.00
                       September 30, 2002                      3.40 to 1.00
                        December 31, 2002                      3.40 to 1.00
                         March 31, 2003                        3.00 to 1.00
                          June 30, 2003                        2.80 to 1.00
                       September 30, 2003                      2.50 to 1.00
                        December 31, 2003                      1.90 to 1.00
                         and thereafter


                For purposes of each of the above financial covenants, the following terms shall have the following meanings:

                [A]     "CAPITAL EXPENDITURES" means, for any period, all
        payments for any fixed assets, or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under GAAP and which payments have been made from funds of Company other than funds borrowed by Company and its Subsidiaries.

                [B]     "EBITDA" means, for any period (a) net income (or the
        deficit if expenses and charges exceed revenues and proper income items) INCREASED BY (b) all amounts deducted therefrom (without duplication) in the calculation of net income on account of the sum of (i) interest expense, (ii) provision for income taxes and (iii) depreciation and amortization expense (including but not limited to legal fees and closing costs associated with this Amendment and with the registration rights in respect of all outstanding warrants), BUT EXCLUDING THEREFROM
        (c) all amounts included therein on account of extraordinary items of income and expense, as well as gains from the sale of assets outside the ordinary course of business.

                [C]     "FREE CASH FLOW" means, for any period, the rolling 4
        quarter EBITDA for such period less cash taxes and Capital Expenditures and working capital changes for the same period; PROVIDED that for the fiscal quarters ended June 30, 2001 and September 30, 2001, "FREE CASH FLOW" shall mean, for each such fiscal quarter, EBITDA for such fiscal quarter less cash taxes and Capital Expenditures and working capital changes for such fiscal quarter.

                [D]     "FUNDED DEBT" is defined as the consolidated (and
        combined, if applicable) sum of all amounts due and owing under the Series A, B and C Notes without regard to any carrying value thereof shown on the books and records of Company, as well as all amounts due and owing under (i) the Note issued hereunder and (ii) the guaranty claim of the Individual Guarantors in connection with the Limited Guaranty in the aggregate amount of $1,500,000.

                [E]     "CASH INTEREST PAYMENTS" means, for the period in
        question, all regularly scheduled payments of cash interest due on all Funded Debt during such period, multiplied by 4; PROVIDED that for the fiscal quarters ended June 30, 2001 and September 30, 2001, "CASH INTEREST PAYMENTS" shall mean, for each such fiscal quarter, all regularly scheduled payments of cash interest due on all Funded Debt during such fiscal quarter."

        1.8     By adding the following language to the end of clause (i) of
Section 5.2(j): "or the Series E Preferred Stock, $.001 par value, of Company".

        1.9 By adding a new paragraph (k) to the end of Section 5.2 as follows:

        "(k) Company shall deliver to Purchaser the following reports on a monthly basis; PROVIDED that the reports described in CLAUSE (I) shall be delivered on a weekly basis:

                (i) Installation reports by company comparing actual to plan;

                (ii)    Backlog reports by company and total;

                (iii) Progress report and timeline on (x) consolidation of disbursement accounts and (y) ongoing cost reduction initiative;

                (iv) Summary of accounts receivable aging reports as of the end of each calendar month; and

                (v) Upon written request by GE Capital, Company shall prepare and provide GE Capital with all business reports reasonably requested."

        1.10 By adding a new paragraph (k) to the end of Section 5.2 as follows:

        "(k) VOLUNTARY PREPAYMENTS ON SUBORDINATED DEBT. So long as the Note or any portion thereof shall remain outstanding, Company shall not and shall not permit any Subsidiary of Company to voluntarily prepay any amount in respect of that certain Promissory Note dated as of March 22, 2001 by Company and its Subsidiaries in favor of Stephen A. Hoffmann (the "HOFFMANN NOTE") or make any amendments to the Hoffmann Note."

        1.11 By adding a new paragraph (k) to the end of Section 7.1 as follows:

        "(k) So long as any Loan shall remain outstanding, Company or any of its Subsidiaries shall make any principal payment or voluntarily prepay any amount in connection with the Hoffmann Note."

        SECTION 2. WAIVER OF CERTAIN PROVISIONS. Effective as of the Effective Date, GE Capital hereby grants a waiver of Company's and its Subsidiaries' non-compliance with:

                (i) the payment covenant contained in Section 2.6(a) of the Purchase Agreement solely as it relates to the late payment of interest payable on or before December 31, 2000; and

                (ii) the financial covenants contained in Section 5.1(h) of the Purchase Agreement and of the Events of Default that would otherwise result from a violation of those sections as of the date hereof.

        SECTION 3. TERMINATION OF INTERCREDITOR AGREEMENT. Each party hereto acknowledges and agrees that the Subordination and Intercreditor Agreement dated as of July 8, 1999, between GE Capital and PNC Bank, is hereby terminated and canceled and shall no longer have any full force or effect.

        SECTION 4. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. Except as otherwise expressly provided herein, this Amendment shall be effective as of March 22, 2001 (such date is referred to herein as the "EFFECTIVE DATE") so long as each of the following conditions shall have been satisfied or provided for in a manner satisfactory to GE Capital or waived by GE Capital on or prior to the Effective Date:

                (a) This Amendment shall have been fully executed and delivered by each of the parties hereto.

                (b) Each of the Subsidiaries of Company party to the Guaranty and each of the lenders party to the Eighth Amendment shall have executed and delivered the applicable consent included in the signature pages hereto.

                (c) The Eighth Amendment shall have been executed and delivered by each of the parties thereto in form and substance satisfactory to GE Capital.

                (d) Company shall have obtained, and delivered to GE Capital a copy of, each consent required in connection with this Amendment and the Eighth Amendment.

                (e) a certificate of the President of Company dated the date hereof, to the effect that, as of the date hereof, no litigation not listed on ANNEX A hereto shall have been commenced against Company or any of its Subsidiaries.

        SECTION 5. EFFECT ON PURCHASE AGREEMENT.

                (a) On and after the Effective Date, each reference in the Purchase Agreement to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, shall mean and be a reference to the Purchase Agreement as amended hereby.

                (b) Except as specifically amended above in connection herewith, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of GE Capital under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

        SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAWS RULES.

        SECTION 7. SECTION TITLES. Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

                IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                                    THERMOVIEW INDUSTRIES, INC.



                                    By:
                                        -------------------------------------
                                        Charles L. Smith, President


                                    GE CAPITAL EQUITY INVESTMENTS, INC.



                                    By:
                                        -------------------------------------
                                        Duly Authorized signatory

                            CONSENT OF THE GUARANTORS

        The Subsidiaries of Company hereby (i) acknowledge receipt of a copy of this Amendment and (ii) agree that the terms and provisions thereof shall not affect in any way the obligations and liabilities of such Subsidiaries under the Guaranty or any of the other Loan Documents, all of which obligations and liabilities shall remain in full force and effect and each of which are hereby reaffirmed.

                         THERMOVIEW INDUSTRIES, INC.
                         AMERICAN HOME DEVELOPERS CO., INC.
                         FIVE STAR BUILDERS, INC.
                         KEY HOME CREDIT, INC.
                         KEY HOME MORTGAGE, INC.
                         LEINGANG SIDING AND WINDOW, INC.
                         PRIMAX WINDOW CO.
                         PRECISION WINDOW MFG., INC.
                         ROLOX, INC.
                         TD WINDOWS, INC.
                         THERMAL LINE WINDOWS, INC.
                         THERMOVIEW OF MISSOURI, INC.
                         THERMO-TILT WINDOW COMPANY
                         THOMAS CONSTRUCTION, INC.
                         THERMO-SHIELD OF AMERICA (ARIZONA), INC.
                         THERMO-SHIELD OF AMERICA (MICHIGAN), INC.
                         THERMO-SHIELD COMPANY, LLC
                         THERMO-SHIELD OF AMERICA (WISCONSIN), LLC
                         THERMOVIEW ADVERTISING GROUP, INC.



                         By: _________________________________
                               Charles L. Smith, President

                              CONSENT OF LENDERS

                               GE CAPITAL EQUITY INVESTMENTS INC.


                               By:  _____________________________
                                     Name, Title


                               RODNEY H. THOMAS


                               ---------------------------------



                               CHARLES L. SMITH


                               ---------------------------------



                               ROBERT L. COX


                               ---------------------------------



                               ROBERT L. COX, II


                               ---------------------------------



                               STEPHEN A. HOFFMANN


                               ---------------------------------



                               MITCH M. WEXLER


                               ---------------------------------

                               STEPHEN  TOWNZEN


                               ---------------------------------



                               EMERGING BUSINESS SOLUTIONS, LLC


                               By:  _________________________________
                               Name:
                               Title:


                               RONALD L. CARMICLE


                               ---------------------------------



                               RAYMOND C. DAUENHAUER


                               ---------------------------------



                               J. SHERMAN HENDERSON, III


                               ---------------------------------



                               BRUCE C. MERRICK


                               ---------------------------------



                               GEORGE T. UNDERHILL, III


                               ---------------------------------

                               DANIEL F. DOOLEY


                               ---------------------------------

 ASSIGNEES:                                   ASSIGNOR:


GE CAPITAL EQUITY INVESTMENTS, INC.            PNC BANK, NATIONAL ASSOCIATION


By:                                            By:
     ----------------------------                 ----------------------------

Title:                                         Title:
     ----------------------------                 ----------------------------

Notice Address:                                Notice Address:


General Electric Capital Corporation           PNC Capital Recovery Corp.

120 Long Ridge Road                             500 West Jefferson Street

  Stamford, CT  06927                           Louisville, KY  40296




                       [additional signature pages follow]

ASSIGNEES:

RODNEY H. THOMAS


- ---------------------------------------
Notice Address:
No. 2 Mason Ridge Court
Town & Country, MO  63141



CHARLES L. SMITH


- ---------------------------------------
Notice Address:
P.O. Box 34749
Louisville, KY  40228



ROBERT L. COX


- ---------------------------------------
Notice Address:
5839 Cobblestone Drive
Osage Beach, MO  65065



ROBERT L. COX, II


- ---------------------------------------
Notice Address:
250 Lakewood
Lee's Summit, MO  64064



STEPHEN A. HOFFMANN


- ---------------------------------------
Notice Address:
3701 Taylorsville Road, Unit 1
Louisville, KY  40220

MITCH M. WEXLER


- ---------------------------------------
Notice Address:
13131 Royal Pines Drive #8
St. Louis, MO  63146



STEPHEN TOWNZEN


- ---------------------------------------
Notice Address:
#68 Birdie Court
Edwardsville, IL  62025



EMERGING BUSINESS SOLUTIONS, LLC



By:
   ------------------------------------
Name:
Title:
Notice Address:
506 Lymington Court
Louisville, KY  40243



RONALD L. CARMICLE


- ---------------------------------------
Notice Address:
7112 Gerber Avenue
Louisville, KY  40214



RAYMOND C. DAUENHAUER


- ---------------------------------------
Notice Address:
416 West Muhammad Ali Boulevard
Louisville, KY  40202

J. SHERMAN HENDERSON, III


- ---------------------------------------
Notice Address:
1901 Eastpoint Parkway
Louisville, KY  40223



BRUCE C. MERRICK


- ---------------------------------------
Notice Address:
5803 Glen Park Road
Louisville, KY  40222



GEORGE T. UNDERHILL, III


- ---------------------------------------
Notice Address:
416 W. Muhammad Ali Boulevard
Louisville, KY  40202



DANIEL F. DOOLEY


- ---------------------------------------
Notice Address:
1111 East Touhy Avenue #286
Des Plaines, IL  60018





[additional signature page follows]